UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


              4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
              ----------------------------------------------------------
                       (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.   FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c)  Exhibits

          The following exhibit is furnished herewith:


EXHIBIT NO.         DESCRIPTION
-----------         -----------

99.1                Press  release of Concurrent Computer Corporation, issued on
                    July 1, 2004.


ITEM 12.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.


     On July 1, 2004, Concurrent Computer Corporation (the "Company") issued a press release containing information about the Company's financial condition and results of operations for its fourth fiscal quarter ended June 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  July 1, 2004.

                                    CONCURRENT  COMPUTER  CORPORATION



                                    By:     /s/ Steven R. Norton
                                       ----------------------------------------
                                            Steven R. Norton
                                       Executive Vice President, Chief Financial
                                            Officer and Secretary


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
                                  EXHIBIT INDEX


EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1                Press Release of Concurrent Computer Corporation, issued on
                    July 1, 2004.


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